    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 29, 1999


                                                       REGISTRATION NOS. 2-96030
                                                                        811-4746
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A




REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]


      POST-EFFECTIVE AMENDMENT NO. 20                            [X]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF       [X]
1940


      AMENDMENT NO. 24                                           [X]



                          VAN KAMPEN TAX-EXEMPT TRUST

        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

      1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)
                                 (630) 684-6000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                              DENNIS J. MCDONNELL


                            EXECUTIVE VICE PRESIDENT


                          VAN KAMPEN INVESTMENTS INC.


                         1 PARKVIEW PLAZA, PO BOX 5555


                     OAKBROOK TERRACE, ILLINOIS 60181-5555

                    (NAME AND ADDRESS OF AGENT FOR SERVICES)

                             ---------------------

                                   COPIES TO:
                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

                             ---------------------

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:

     [ ]  immediately upon filing pursuant to paragraph (b)

     [ ]  on (date) pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)


     [X]  on March 30, 1999 pursuant to paragraph (a)(1)


     [ ]  75 days after filing pursuant to paragraph (a)(2)


     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.01 per share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the post-effective amendment to the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities.

                            [VAN KAMPEN FUNDS LOGO]

                SUBJECT TO COMPLETION -- DATED JANUARY 29, 1999

                                   VAN KAMPEN

                           HIGH YIELD MUNICIPAL FUND



                 Van Kampen High Yield Municipal Fund is a mutual fund with an investment objective to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund. The Fund's management generally seeks to achieve the investment objective by investing primarily in a diversified portfolio of medium and lower grade municipal securities.

                 Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has ruled on the accuracy or adequacy of this prospectus. It is a criminal offense to state otherwise.


                  This prospectus is dated  MARCH      , 1999.

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   6
Investment Objective and Policies..................   7
Investment Advisory Services.......................  15
Purchase of Shares.................................  16
Redemption of Shares...............................  22
Distributions from the Fund........................  24
Shareholder Services...............................  24
Federal Income Taxation............................  26
Financial Highlights...............................  29
Appendix -- Description of Securities Ratings......  30


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY


                              INVESTMENT OBJECTIVE


The Fund is a mutual fund with an investment objective to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund. There can be no assurance that the Fund will achieve its investment objective.



                             INVESTMENT STRATEGIES



The Fund's management generally seeks to achieve the investment objective by investing primarily in a diversified portfolio of medium and lower grade municipal securities. Although not governed by specific rating categories, under normal market conditions, the Fund generally invests at least 75% of its net assets in: municipal securities rated at the time of purchase by Standard and Poor's ("S&P") as BBB through CC (inclusive) for bonds or SP-2 or lower for notes, or by Moody's Investors Service, Inc. ("Moody's") as Baa through Ca (inclusive) for bonds or MIG3 or VMIG3 or lower for notes; and unrated municipal securities judged by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated by S&P as BB or below for bonds or SP-2 or below for notes, or by Moody's as Baa or below for bonds or MIG3 or VMIG3 or below for notes, and unrated securities of comparable quality are commonly referred to as "junk bonds" (see sidebar for an explanation of quality ratings). The Fund's investments in medium and lower grade securities involves special risks as compared to investments in higher grade securities.


Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities rated A, SP-1 or higher by S&P, or rated A, MIG 2, VMIG 2 or higher by Moody's, and in tax-exempt commercial paper rated A-3 or higher by S&P or rated Prime-3 or higher by Moody's.


The Fund may invest a substantial portion of its assets in municipal securities that are subject to federal alternative minimum tax. The Fund may purchase securities on a when-issued or delayed delivery basis.


Investment opportunities for medium and lower grade municipal securities may be more limited than those in other sectors of the market. In order to facilitate the management of the Fund's portfolio, the Fund may from time to time suspend the continuous offering of its shares to investors. As market conditions permit, the Fund may reopen sales of the Fund's shares to investors. Any such limited offerings of the Fund may commence and terminate without any prior notice.



                                INVESTMENT RISKS


With its portfolio of medium and lower grade securities, the Fund has greater risks than a fund owning higher grade securities. Because of the following risks, you could lose money on your investment in the Fund over the short or long term:



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Because the Fund invests primarily in securities with medium and low credit quality, the Fund is subject to a higher level of credit risk than a fund that buys only investment grade securities. The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower grade securities may have less liquidity and a higher incidence of default than investments in higher grade securities. The Fund may incur higher expenditures to protect the Fund's interest in such securities. The credit risks and


                               UNDERSTANDING
                              QUALITY RATINGS
Bond ratings are based on the issuer's ability to pay interest and repay the principal. Bonds with ratings above the line are considered "investment grade," while those with ratings below the line are regarded as "noninvestment grade," or "junk bonds." A detailed explanation of these and other ratings can be found in the appendix to this prospectus.

     Moody's      S&P     Meaning

------------------------------------------------------

         Aaa      AAA      Highest quality

 ................................................................................

          Aa      AA       High quality

 ................................................................................
           A      A        Above-average quality
 ................................................................................

         Baa      BBB      Average quality

------------------------------------------------------

          Ba      BB       Below-average quality

 ................................................................................
         Bm      B        Marginal quality

 ................................................................................

         Caa      CCC      Poor quality

 ................................................................................

          Ca      CC       Highly speculative

 ................................................................................

           C      C        Lowest quality
 ................................................................................

         --      D       In default

 ................................................................................

market prices of lower grade municipal securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than higher grade municipal securities.



MARKET RISK. The prices of income securities tend to fall as interest rates rise. This "market risk" is usually greater among income securities with longer maturities. Because the Fund does not have a policy limiting the maturities of its investments and the Fund may own securities with longer maturities, the Fund will be subject to greater market risk than a fund that owns shorter-term securities.



Market risk is often greater among certain types of income securities, such as zero-coupon bonds, which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these bonds often fluctuate more in price than bonds that make regular interest payments. Because the Fund invests in zero-coupon bonds, it may be subject to greater market risk than a fund that does not own this type of bond.



When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitment for these securities, the greater the Fund's exposure to market price fluctuation.



Lower grade securities, especially those with longer maturities or that do not make regular interest payments, may fluctuate more in price in response to negative issuer or general economic news than higher grade securities.


INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.



CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would be reinvested by the Fund in securities with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.



MUNICIPAL SECURITIES RISK. The Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. While the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest a substantial portion of its total assets in municipal securities subject to the alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.



MANAGER RISK. As with any fund, the Fund's management may not be successful in selecting the best-performing securities and the Fund's performance may lag behind that of similar funds.


An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                               UNDERSTANDING
                            MUNICIPAL SECURITIES


Municipal securities, including municipal bonds, notes or leases, generally are issued by state and local governments or regional governmental authorities to raise money for their daily operations or special projects. The interest received from municipal securities generally is exempt from federal income tax. In addition, the interest may be exempt from certain state or local taxes when received from issuers who are located in the investors' home state, municipality or region. The interest from certain municipal securities is a preference item subject to federal alternative minimum tax.

                                INVESTOR PROFILE
In light of its objective and investment strategies, the Fund may be appropriate for investors who:


- Seek a high level of current income.



- Are in a high federal income tax bracket.



- Are willing to take on the substantially increased risks of medium and lower grade securities in exchange for potentially higher income.



- Wish to add to their personal investment portfolios a fund that invests primarily in medium and lower grade municipal securities.



Investors should carefully consider the additional risks associated with investment in medium or lower grade municipal securities. An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.


                               ANNUAL PERFORMANCE
One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the past ten calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

                                                                             ANNUAL RETURN
                                                                             -------------
'1989                                                                            10.33
'1990                                                                             5.99
'1991                                                                            10.65
'1992                                                                             9.05
'1993                                                                            10.16
'1994                                                                             0.19
'1995                                                                            13.91
'1996                                                                             5.81
'1997                                                                            11.03
'1998                                                                             6.67


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.



During the ten-year period shown in the bar chart, the highest quarterly return was 5.11% (for the quarter ended March 31, 1995) and the lowest quarterly return was -2.92% (for the quarter ended March 31, 1994).


                            COMPARATIVE PERFORMANCE

This table shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index, a broad-based market index that the Fund's management believes is an applicable benchmark for the Fund. Average annual total returns, assuming payment of the maximum sales charges, are shown for the one-, five-, and ten-year periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns                        Past 10
         for the                            Years
      Periods Ended     Past     Past     or Since
    December 31, 1998  1 Year   5 Years   Inception
-------------------------------------------------------
    Van Kampen High
    Yield Municipal
    Fund
 .......................................................
    Class A Shares      1.59%    6.39%       7.79%
 .......................................................
    Class B Shares      2.00%    6.39%       6.98%(1)
 .......................................................
    Class C Shares      4.92%    6.59%       6.62%(2)
 .......................................................
    Lehman Brothers
    Municipal Bond
    Index               6.48%    6.22%       8.22%
 .......................................................



 Inception dates: (1) 7/20/92, (2) 12/10/93



The current yield for the thirty-day period ended November 30, 1998 is 4.99% for Class A Shares, 4.49% for Class B Shares and 4.50% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling
(800) 341-2911.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES


                   (fees paid directly from your investment)



                       Class A    Class B       Class C
                       Shares      Shares        Shares
--------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)        4.75%(1)     None          None
 ..............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)              None(2)  Year 1-4.00%  Year 1-1.00%
                                Year 2-4.00%   After-None
                                Year 3-3.00%
                                Year 4-2.50%
                                Year 5-1.50%
                                 After-None
 ..............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
(as a percentage of
offering price)         None        None          None
 ..............................................................
Redemption fees (as a
percentage of amount    None        None          None
redeemed)
 ..............................................................
Exchange fee            None        None          None
 ..............................................................



(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."
                                  ANNUAL FUND

                               OPERATING EXPENSES


                 (expenses that are deducted from Fund assets)



                         Class A      Class B      Class C
                         Shares       Shares       Shares
--------------------------------------------------------------
Management Fees          0.53%        0.53%        0.53%
 ..............................................................
Distribution and/or      0.25%        1.00%(2)     1.00%(2)
Service (12b-1)
Fees(1)
 ..............................................................
Other Expenses           0.13%        0.14%        0.14%
 ..............................................................
Total Annual Fund        0.91%        1.67%        1.67%
Operating Expenses
 ..............................................................


(1) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."
(2) Because Distribution and/or Service (12b-1) Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by National Association of Securities Dealers, Inc. rules.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $563       $751        $955      $1,541
 ......................................................................
Class B Shares             $570       $826      $1,057      $1,774*
 ......................................................................
Class C Shares             $270       $526        $907      $1,976
 ......................................................................

                                       -

You would pay the following expenses if you did not redeem your shares:


                           One       Three      Five        Ten
                           Year      Years      Years      Years
---------------------------------------------------------------------
Class A Shares             $563       $751       $955      $1,541
 .....................................................................
Class B Shares             $170       $526       $907      $1,774*
 .....................................................................
Class C Shares             $170       $526       $907      $1,976
 .....................................................................


* Based on conversion to Class A Shares after eight years.


To simplify comparison among funds, all funds are required by the SEC to assume a 5% annual return. Class B Shares of the Fund acquired through the exchange privilege are subject to the contingent deferred sales charge schedule of the fund from which the shareholder's purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher contingent deferred sales charge. The Fund's actual annual return and actual expenses for future periods may be greater or less than those shown.


                              INVESTMENT OBJECTIVE
                                  AND POLICIES


The Fund's investment objective is to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance the Fund will achieve its investment objective.



The Fund's management generally seeks to achieve the investment objective by investing primarily in a diversified portfolio of medium and lower grade municipal securities. Although not governed by specific rating categories, under normal market conditions, the Fund generally invests at least 75% of its net assets in: municipal securities rated at the time of purchase by S&P as BBB through CC (inclusive) for bonds or SP-2 or lower for notes, or by Moody's as Baa through Ca (inclusive) for bonds or MIG3 or VMIG3 or lower for notes; and unrated municipal securities judged by the Fund's investment adviser to be of comparable quality at the time of purchase. Medium and lower grade securities involve special risks compared to higher grade securities. Securities rated by S&P as BB or below for bonds or SP-2 or below for notes, or by Moody's as Baa or below for bonds or MIG3 or VMIG3 or below for notes, and unrated municipal securities of comparable quality are commonly referred to as "junk bonds" and are considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest or principal. The Fund does not purchase obligations that are in default or rated C or D by S&P or C by Moody's or unrated bonds, notes and other obligations considered by the Fund's investment adviser to be of comparable quality; although the Fund may retain obligations assigned such ratings after a purchase is made.



The Fund may also invest, under normal market conditions, up to 20% of the Fund's assets in municipal securities rated A, SP-1 or higher by S&P or rated A, MIG 2, VMIG 2 or higher by Moody's, and in tax-exempt commercial paper rated A-3 or higher by S&P or rated Prime-3 or higher by Moody's. While the Fund normally invests at least 75% of its net assets in medium and lower rated municipal securities, it may invest in higher grade issues, particularly when the difference in returns between quality classifications is very narrow or when the Fund's investment adviser expects interest rates to increase. These investments may lessen the decline in net asset value but may also affect the amount of current income since yields on higher grade securities are usually lower than yields on medium or lower grade securities.



Under normal market conditions, the Fund may from time to time invest temporarily up to 20% of its net assets in taxable securities of at least comparable quality to the municipal securities in which the Fund invests.



The Fund may enter into standby commitments with respect to municipal securities held by the Fund. see "Standby Commitments." The Fund may purchase and sell municipal securities on a "when-issued" or "delayed delivery" basis. See "When-Issued Securities and Delayed Delivery." The Fund may seek to hedge against changes in interest rates through transactions in listed futures contracts or options on futures contracts. See "Futures Contracts and Related Options".



The Fund's investment adviser will buy and sell securities for the Fund's portfolio with a view to seeking a high level of interest income exempt from federal income tax and will select securities which the Fund's investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential for realization of capital gains resulting from possible changes in interest rates will not be a major consideration. Other than for tax purposes, frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.



                              MUNICIPAL SECURITIES


Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax (collectively, "municipal securities"). Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal securities. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The Fund may invest a substantial portion of its assets in municipal securities that are subject to federal alternative minimum tax.



The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.



The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.



The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved. While the Fund may invest in both general obligations and revenue obligations, a substantial portion of the Fund generally is invested in revenue obligations, which may include public utility, housing, industrial development, pollution control, housing and health care issues.



Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which contain terms or elements similar to options, futures contracts and related options). Variable rate securities bear rates of interest that are adjusted periodically according to formula intended to reflect market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Statement of Additional Information.



Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.



The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund will invest primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.



Municipal securities, like other debt obligations, are subject to the credit risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing non-payment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment grade involve special risks compared to higher grade securities. See "Medium and Lower Grade Municipal Securities" below.



The Fund may invest a substantial portion of its net assets in municipal securities that are subject to the alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of investment in the Fund.



From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.



The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment issued for companies in the same industry. Sizeable investments in such obligations could involve an increased risk to the Fund should any of such issuers or any such related projects or facilities experience financial difficulties.



The Fund has no fundamental policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business, or regulatory conditions in that state.



From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.



                             MEDIUM AND LOWER GRADE
                              MUNICIPAL SECURITIES


Under normal market conditions, the Fund generally seeks to achieve the investment objective by investing primarily in a diversified portfolio of medium and lower grade municipal securities. With respect to such investments, the Fund has not established any limit on the percentage of its portfolio which may be invested in securities in any one rating category. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality an commonly referred to as "junk bonds". Generally, medium and lower grade securities provide higher yields than higher grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a fund which invests in medium and lower grade municipal securities before making an investment in the Fund.



The higher yield on such securities held by the Fund reflects the greater credit risk that the financial condition of the issuer or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of income and principal. Lower grade securities are considered speculative by the rating agencies with respect to the capacity of the issuer to make interest and principal payments and both lower and medium grade securities are more susceptible to nonpayment or default than higher grade securities. An economic downturn or increase in interest rates could severely impact the ability of such issuers to pay principal and interest or obtain other financing. The ratings of S&P and Moody's represent their opinions of the quality of the securities they undertake to rate, but not the market value risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. In addition, credit ratings agencies may fail to change such ratings to reflect subsequent events in a timely fashion. See the appendix for a description of securities ratings.



The values of all debt securities fluctuate in response to changes in interest rates, but medium and lower grade securities generally are subject to more market risk and volatility than higher grade securities. Medium and lower grade securities tend to react to short-term issuer or economic developments to a greater extent than higher grade securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental quality of such securities. Yields on the Fund's portfolio securities can be expected to fluctuate over time. A significant increase in interest rates or a general economic downturn could severely disrupt the market for medium and lower grade municipal securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of medium and lower grade municipal securities compared to higher grade securities. In addition, changes in credit risks, changes in interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the Fund's medium and lower grade municipal securities and thus in the net asset value of the Fund. Medium and lower grade securities may be more susceptible to real or perceived adverse economic conditions than higher grade securities. A projections of an economic downturn, for example, could cause a decline in prices of medium and lower grade securities because the advent of a recession could lessen the ability of a such issuer to make principal and interest payments on its securities or obtain additional financing when necessary. In addition, recent and proposed legislation may have an adverse impact on the market prices or liquidity for medium and lower grade municipal securities.



The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for medium and lower grade securities may be less liquid than the markets for higher grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the medium and lower grade municipal securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of medium and lower grade debt securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer or medium or lower grade debt securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding bonds or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than could be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such municipal securities may be obligated to redeem such securities at face value, such redemption could result in capital losses to the Fund to the extent such municipal securities were purchased by the Fund at a premium to face value.



The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for medium or lower grade municipal securities held in the Fund's portfolio, the ability of the Fund's investment adviser to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may plan a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.



In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain recovery thereof.



The Fund's investment adviser seeks to minimize the risks involved in investing in medium and lower grade municipal securities through diversification, careful investment analysis and attention to current developments and trends in the economy and financial and credit markets. In purchasing and selling securities, the Fund's investment adviser evaluates the issuers of such securities based on a number of factors, including but not limited to the issuers's financial strength, its sensitivity to economic conditions and trends, its revenues or earnings potential, its operating history and management skills. Municipal securities generally are not listed for trading on any national securities exchange, and many issuers of medium and lower grade municipal securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. The amount of information available about the financial condition of an issuer of unlisted or unrated securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. Thus, investment results of the Fund's medium and lower grade securities may be more dependent upon the investment adviser's credit analysis, judgment and experience than a fund investing solely in higher grade securities.



Certain of the medium and lower grade municipal securities in which the Fund may invest may be, subsequent to the Fund's investment in such securities, downgraded or have their rating withdrawn by Moody's or S&P or may be deemed by the Fund's investment adviser to be of a lower quality as a result of impairment of the creditworthiness of the issuer of such securities or of the project the revenues from which are the source of payment of interest and repayment of principal with respect to such securities. The Fund may, if deemed appropriate by the Fund's investment adviser, retain a security whose rating has been downgraded or whose rating has been withdrawn. In such instances, the secondary market for such municipal securities may become less liquid, with the possibility that more than 10% of the Fund's net assets would be invested in securities which are not readily marketable. In such event, the Fund will take reasonable and appropriate steps to reduce the percentage of the Fund's portfolio represented by securities that are not readily marketable to less than 10% of the Fund's net assets as soon as is reasonably practicable.



The table below sets forth the percentages of the Fund's assets invested during the fiscal year ended November 30, 1998 in the various S&P and Moody's rating categories and in unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all municipal securities held by the Fund during the 1998 fiscal year computed on a monthly basis.



                            Year Ended November 30, 1998
                                           Unrated Securities of
                     Rated Securities       Comparable Quality
       Rating       (As a Percentage of     (As a Percentage of
      Category       Portfolio Value)        Portfolio Value)
--------------------------------------------------------------------
    AAA/Aaa                    %                       %
 ....................................................................
    AA/Aa                      %                       %
 ....................................................................
    A/A                        %                       %
 ....................................................................
    BBB/Baa                    %                       %
 ....................................................................
    BB/Ba                      %                       %
 ....................................................................
    B/B                        %                       %
 ....................................................................
    CCC/Caa                    %                       %
 ....................................................................
    CC/Ca                      %                       %
 ....................................................................
    C/C                        %                       %
 ....................................................................
    D                          %                       %
 ....................................................................
    Percentage
    of Rated and
    Unrated
    Securities                 %                       %
 ....................................................................



The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those set forth above.



                             SPECIAL CONSIDERATIONS



                          REGARDING CERTAIN SECURITIES


The Fund may invest in certain securities not producing immediate cash income, such as zero-coupon and payment-in-kind securities, when the Fund's investment adviser believes the effective yield on such securities over comparable instruments paying cash income makes these investments attractive. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. In addition, the amount of non-cash interest income earned on such instruments is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.



                              STAND-BY COMMITMENTS


The Fund may acquire "stand-by commitments" with respect to municipal securities held by the Fund. Under a stand-by commitment, a bank or dealer from which municipal securities are acquired agrees to purchase from the Fund, at the Fund's option, the municipal securities at a specified price. Such commitments are sometimes called "liquidity puts." The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the municipal securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments generally can be acquired when the remaining maturity of the underlying municipal securities is not greater than one year, and are exercisable by the Fund at any time before the maturity of such obligations. The Fund's right to exercise stand-by commitments is unconditional and unqualified. A stand-by commitment generally is not transferable by the Fund, although the Fund can sell the underlying municipal securities to a third party at any time.



The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund intends to enter into stand-by commitments only with banks and dealers which, in the opinion of the Fund's investment adviser, present minimal credit risks.



The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal securities which would continue to be valued in accordance with the method of valuation employed for the Fund in which they are held. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its costs would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.



                  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


The Fund may purchase and sell municipal securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a municipal security at delivery may be more or less than the purchase price or the yield generally available on municipal securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case by be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities prior to settlement date if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

                     FUTURES CONTRACTS AND RELATED OPTIONS


The Fund may engage in transactions in listed futures contracts and related options. Such transactions may be in listed futures contracts based upon specific municipal securities, an index of municipal securities (such as The Bond Buyer Municipal Bond Index) or related to U.S. government securities. Futures contracts and options thereon may be used for defensive hedging or anticipatory hedging purposes, depending upon the composition of the Fund and the investment adviser's expectations concerning the securities markets.



In certain cases, the futures markets and related options markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the futures markets and related options markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risks that the transactions may incur losses that partially or completely offset gains in portfolio positions, risks that the transactions may not be liquid and manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return.



A more complete discussion of futures contracts and related options and their risks is contained in the Statement of Additional Information.


                       OTHER INVESTMENTS AND RISK FACTORS


The Fund may engage in repurchase agreements with banks and broker-dealers to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.


The Fund may invest up to 10% of the Fund's net assets in illiquid and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets in order to pay for redemptions or for other temporary or emergency purposes when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.


Although the Fund does not intend to engage in substantial short-term trading, it may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or yield differentials or otherwise. The Fund's portfolio turnover is shown under the heading "Financial Highlights." The portfolio turnover rate may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund's transactions costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in taxable securities of at least comparable quality to the municipal securities in which the Fund invests, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds or debentures, commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements (collectively, "temporary investments"). The effect of taking such a defensive position may be that the Fund does not achieve its investment objective.


YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment advisor and other service providers for not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 200 Problem." The Fund's investment advisor is taking steps that it believes are reasonably designed to address the Year

2000 Problem with respect to computer systems that is uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act may limit the legal rights regarding the use of such statements in the case of dispute.

                          INVESTMENT ADVISORY SERVICES

THE ADVISER. Van Kampen Asset Management Inc. is the Fund's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $50 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


THE SUBADVISER. Van Kampen Advisors Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Van Kampen Investments. The Subadvisers' principal office is located 40 Broad Street, Suite 915, Boston, Massachusetts 02109.



ADVISORY AGREEMENTS. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Fund as follows:



     Average Daily Net Assets         % Per Annum
------------------------------------------------------
    First $300 million               0.60 of 1.00%
 ......................................................
    Next $300 million                0.55 of 1.00%
 ......................................................
    Over $600 million                0.50 of 1.00%
 ......................................................



Applying this fee schedule, the Fund paid the Adviser an advisory fee at the effective rate of 0.53% of the Fund's average net assets for the Fund's fiscal year ended November 30, 1998.


Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Other operating expenses paid by the Fund include service fees, distribution fees, custodial fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.



The Adviser has entered into a subadvisory agreement (the "Subadvisory Agreement") with the Subadviser to assist it in performing its investment advisory function with respect to the Fund. Under the Subadvisory Agreement, the Subadviser receives a monthly fee from the Adviser computed on average daily net assets of the Fund as follows:



     Average Daily Net Assets         % Per Annum
------------------------------------------------------
    First $20 million                0.40 of 1.00%
 ......................................................
    Next $30 million                 0.25 of 1.00%
 ......................................................
    Over $50 million                 0.15 of 1.00%
 ......................................................



The Adviser may also utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").



PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and Subadviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser/Subadviser and their employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. Wayne D. Godlin has been primarily responsible for the day-to-day management of the Fund's investment portfolio since March 1990. Mr. Godlin has been Vice President of the Adviser since March 1990 and has been Vice President of the Advisory Corp. since June 1995. Mr. Godlin has been Vice President of the Subadviser since September 1993.


                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.

Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan (described below) pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The price of the Fund's shares is based upon the Fund's net asset value per share. The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. The Fund's investments are valued by an independent pricing service. When, in the judgment of the service, quoted bid and ask prices for municipal securities are readily available and are representatives of the market, such securities are valued at the mean between the last reported bid and asked prices (as obtained by the service from dealers in such securities). Other municipal securities are priced at fair value as determined by the service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. The service may employ electronic data processing techniques and/or a matrix system to determine valuations. Options are valued at the last sale price

                                       -
or, if no sales are reported, at the mean between the bid and asked prices. Any securities not valued by the service are valued at fair value as determined in good faith by the Adviser using methods determined by the Fund's Trustees. Short-term securities are valued in the manner described in the notes to the financial statements included in the Statement of Additional Information.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class.

The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. The net income attributable to a class of shares and the dividends payable on such class of shares will be reduced by the amount of the distribution fees and other expenses associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses applicable to each class of shares.

The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents or investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The price paid for shares purchased is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner. Orders of less than $500 generally are mailed by the authorized dealer and processed at the offering price next calculated after receipt by Investor Services.


Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gains distributions, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investors Services Inc., PO Box 418256, Kansas City, MO 64141-9256.

                                       -

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:


                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE


                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $100,000           4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                                 CLASS B SHARES
Class B Shares of the Fund are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE


                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      4.00%
 ................................................
    Third                       3.00%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth and After              None
 ................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B

                                       -

Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                               CONVERSION FEATURE
Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE
The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) in connection with required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) effected pursuant to the right of the Fund to involuntarily liquidate a shareholder's account as described under the heading "Redemption of Shares." The contingent deferred sales charge also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. For a more complete description of

                                       -
contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS
Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS
Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to

                                       -
the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.

As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1) Current or retired trustees or directors of funds advised by Asset Management or Advisory Corp. and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount

                                       -
    invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES

Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian of a retirement plan account may involve additional fees charged by the dealer or custodian.

Except as specified below under "Telephone Redemptions Requests," payment for shares redeemed generally will be made by check mailed within seven days after acceptance by Investor Services of the request and any other necessary

                                       -
documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the redemption until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. The request for redemption should indicate the number of shares to be redeemed, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed properly endorsed for transfer must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Contact the IRA custodian for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. Orders sent through authorized dealers must be at least $500 (unless transmitted by your authorized dealer via the FUNDSERV network). The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for all accounts

                                       -
other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

                          DISTRIBUTIONS FROM THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions. Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payment for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.



DIVIDENDS. Interest earned from investments in the Fund's main source of income. Under the Fund's present policy, which may be changed at any time by the Board of Trustees, distributions of all or substantially all of this income, less expenses, are declared daily and paid monthly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders at least annually. As in the case of dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise.

                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gains distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing

                                       -
impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint Investor Services as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.

When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the sale of shares is a taxable event.

Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name at least 30 days prior to an exchange: Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.


When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B Shares or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, Class B Shares and Class C Shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying the prospectus. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone

                                       -
communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

                            FEDERAL INCOME TAXATION


The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.



Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the alternative minimum tax. The Fund may invest a substantial portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an

                                       -
increased liability under) the alternative minimum tax.



Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investors' tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.



Interest on indebtedness or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



While the Fund expects that a major portion of its net investment income (consisting generally of tax-exempt interest, taxable income and net short-term capital gains) will constitute tax-exempt interest, a significant portion of the Fund's net investment income may consist of taxable income. Distributions of such taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which are the excess of net long-term capital gains over net short-term capital losses) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of low long the shares of the Fund have been held by such shareholders. Such capital gain dividends may be taxed at different rates depending on how long the Fund held the securities. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar ear. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.



The sale or exchange of shares is a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any capital gains may be taxed at different rates depending on how long the shareholder held its shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


The Fund intends to qualify as a regulated investment company under the federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income, the Fund will not be required to pay federal income taxes on an income it distributed to shareholders. If the Fund distributes less than the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

                                       -

The federal income tax discussion above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Income distributions may be taxable to shareholders under state or local law as dividend income event though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the state and local levels. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, exchanging or selling shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       -

                               FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                               Class A Shares                                 Class B Shares
                                          Year Ended November 30,                         Year Ended November 30,
                              1998        1997       1996       1995       1994         1998        1997       1996
---------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period................       $        $ 11.139    $ 11.18    $ 10.44    $ 11.19         $        $ 11.136    $ 11.18
                            --------    --------    -------    -------    -------      --------    --------    -------
  Net Investment
    Income/Loss.........                    .729       .735        .74        .76                      .645       .653
  Net Realized and
    Unrealized Gain/
    Loss................                    .312      (.041)     .7475      (.744)                     .313      (.046)
                            --------    --------    -------    -------    -------      --------    --------    -------

Total from Investment
  Operations............                   1.041       .694     1.4875       .016                      .958       .607

Less Distributions from
  Net Realized Gain.....                    .726       .735      .7475       .766                      .642       .651
                            --------    --------    -------    -------    -------      --------    --------    -------

Net Asset Value, End of
  the Period............       $        $ 11.454    $11.139    $ 11.18     $10.44         $        $ 11.452    $11.136
                            ========    ========    =======    =======    =======      ========    ========    =======

Total Return(b).........                   9.63%      6.47%     14.65%       .10%                     8.82%      5.67%
Net Assets at End of the
  Period (In
  millions).............       $        $  779.9    $ 621.0    $ 516.3     $411.1         $        $  425.6     $323.8
Ratio of Expenses to
  Average Net
  Assets(c).............                    .95%      1.01%       .98%      1.02%                     1.71%      1.77%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets(c).........                   6.50%      6.64%      6.81%      6.98%                     5.74%      5.88%
Portfolio Turnover......                     29%        23%        26%        33%                       29%        23%

                           Class B Shares                              Class C Shares
                                                                                             December 10,
                                                                                                 1993
                                                                                             (Commencement
                                                                                                  of
                                                                                             Distribution)
                                                         Year Ended November 30,            to November 30,
                           1995       1994        1998       1997       1996       1995         1994(a)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period................  $10.43     $11.18        $        $11.126    $ 11.17    $10.42        $11.29
                          ------     ------      -------    -------    -------    ------        ------
  Net Investment
    Income/Loss.........     .66        .68                    .644       .652       .66           .63
  Net Realized and
    Unrealized Gain/
    Loss................   .7535      (.748)                   .312      (.045)    .7535        (.8363)
                          ------     ------      -------    -------    -------    ------        ------
Total from Investment
  Operations............  1.4135      (.068)                   .956       .607    1.4135        (.2063)
Less Distributions from
  Net Realized Gain.....   .6635       .682                    .642       .651     .6635         .6637
                          ------     ------      -------    -------    -------    ------        ------
Net Asset Value, End of
  the Period............  $11.18     $10.43        $        $11.440    $11.126    $11.17        $10.42
                          ======     ======      =======    =======    =======    ======        ======
Total Return(b).........  13.89%      (.76%)                  8.82%      5.68%    13.79%        (1.80%)**
Net Assets at End of the
  Period (In
  millions).............  $233.9     $159.3        $        $  91.3    $  50.0    $ 31.1        $ 15.3
Ratio of Expenses to
  Average Net
  Assets(c).............   1.73%      1.77%                   1.70%      1.77%     1.72%         1.75%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets(c).........   6.03%      6.19%                   5.69%      5.86%     5.98%         6.07%
Portfolio Turnover......     26%        33%                     29%        23%       26%           33%



** Non-Annualized


(a) Based on average month-end shares outstanding.


(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.


(c) For the years ended November 30, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

                            APPENDIX -- DESCRIPTION


                             OF SECURITIES RATINGS



STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):



A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



The ratings are based, in varying degrees, on the following considerations:



1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



2. Nature of and provisions of the obligation:



3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.



                       LONG-TERM DEBT -- INVESTMENT GRADE


AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.



AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.



A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.



BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.



                               SPECULATIVE GRADE


BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

                                       -

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



                               2. MUNICIPAL NOTES


A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating.



The following criteria will be used in making that assessment.



-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).



-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).



Note rating symbols are as follows:



SP-1: Strong or strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are a plus (+) designation.



SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse Financial and economic changes over the term of the notes.



SP-3: Speculative capacity to pay principal and interest.



                              3. COMMERCIAL PAPER


A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:



A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent on

                                       -
favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



D: A short-term obligation rated D is in payment default. The D rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.



                           4. TAX-EXEMPT DUAL RATINGS


S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.



The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').



MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as

                                       -
having extremely poor prospects of ever attaining any real investment standing.



Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.



Should no rating be assigned, the reason may be one of the following:



1. An application for rating was not received or accepted.



2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.



3. There is a lack of essential data pertaining to the issue or issuer.



4. The issue was privately placed, in which case the rating is not published in Moody's publications.



Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date date to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



                           2. SHORT-TERM EXEMPT NOTES


Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG, SG or, if the demand feature is not rated, as NR.



Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.



MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.



MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



SG. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.



                         3. TAX-EXEMPT COMMERCIAL PAPER


Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.



Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



-- Leading market positions in well established industries.

                                       -

-- High rates of return on funds employed.



-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



-- Well established access to a ranges of financial markets and assured sources of alternative liquidity.



Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



Issuers rated Not Prime do not fall within any of the prime rating categories.

                                       -

                              FOR MORE INFORMATION

                 EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
                       Call your broker or (800) 341-2911
           7:00 a.m. to 7:00 p.m. Central time Monday through Friday

                                    DEALERS
 For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

                     TELECOMMUNICATIONS DEVICE FOR THE DEAF
 For shareholder and dealer inquiries through Telecommunications Device for the
                        Deaf (TDD), call (800) 421-2833

                                  FUND INFO(R)
             For automated telephone services, call (800) 847-2424

                                    WEB SITE
                               www.vankampen.com


                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                               Investment Adviser

                        VAN KAMPEN ASSET MANAGEMENT INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555


                             Investment Subadviser



                           VAN KAMPEN ADVISORS, INC.


                           40 Broad Street, Suite 828


                                Boston, MA 02110


                                  Distributor

                             VAN KAMPEN FUNDS INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                 Transfer Agent

                       VAN KAMPEN INVESTOR SERVICES INC.
                                 PO Box 418256
                           Kansas City, MO 64141-9256

                   Attn: Van Kampen High Yield Municipal Fund


                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY
                     225 West Franklin Street, PO Box 1713
                             Boston, MA 02105-1713

                   Attn: Van Kampen High Yield Municipal Fund


                                 Legal Counsel

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 West Wacker Drive
                               Chicago, IL 60606

                            Independent Accountants

                           PRICEWATERHOUSECOOPERS LLP
                            200 East Randolph Drive
                               Chicago, IL 60601

                                   VAN KAMPEN


                           HIGH YIELD MUNICIPAL FUND


                                   PROSPECTUS

                                 MARCH   , 1999


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Fund in its annual and semiannual reports, which explain the market conditions and investment strategies affecting the Fund's recent performance.

                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). For more information, please call the SEC at (800) SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington DC, 20549-6009, and paying a duplication fee.

                            [VAN KAMPEN FUNDS LOGO]


                                             Investment Company Act File No.
811-4746.
                                                                    HYM PRO 3/99

The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the post- effective amendment to the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not a prospectus. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities.


                 SUBJECT TO COMPLETION--DATED JANUARY 29, 1999


                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN

                           HIGH YIELD MUNICIPAL FUND



     Van Kampen High Yield Municipal Fund (the "Fund") is a mutual fund with an investment objective to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund. The Fund's management generally seeks to achieve the investment objective by investing primarily in a diversified portfolio of medium and lower grade municipal securities.



     The Fund is organized as a diversified series of Van Kampen Tax-Exempt Trust, an open-end, management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911.

                 ---------------------------------------------

                               TABLE OF CONTENTS
                 ---------------------------------------------


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective and Policies...........................    B-4
Investment Restrictions.....................................    B-13
Trustees and Officers.......................................    B-15
Investment Advisory Agreement...............................    B-26
Distribution and Service....................................    B-27
Transfer Agent..............................................    B-31
Portfolio Transactions and Brokerage Allocation.............    B-31
Shareholder Services........................................    B-33
Redemption of Shares........................................    B-36
Contingent Deferred Sales Charge-Class A....................    B-36
Waiver of Class B and Class C Contingent Deferred Sales
  Charge....................................................    B-36
Taxation....................................................    B-38
Fund Performance............................................    B-42
Other Information...........................................    B-46
Report of Independent Accountants...........................    F-
Financial Statements........................................    F-
Notes to Financial Statements...............................    F-



       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MARCH 30, 1999.

GENERAL INFORMATION


     The Trust was originally organized on December 5, 1984 under the name American Capital Tax-Exempt Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust, a business trust organized under the laws of the State of Delaware, under the name Van Kampen American Capital Tax-Exempt Trust as of July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name. The Trust currently is comprised of one series: the Van Kampen High Yield Municipal Fund.



     The Fund was originally organized on December 5, 1984 as a series of the Massachusetts Trust under the name American Capital High Yield Municipal Series Fund. The Fund was renamed as the American Capital High Yield Municipal Portfolio as of May 30, 1985. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital High Yield Municipal Fund as of July 31, 1995. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Asset Management Inc. (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.


     The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statements of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of March   , 1999 no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                  Amount of
                                                Ownership at
                                                   March ,            Class        Percentage
         Name and Address of Holder                 1999            of Shares      Ownership
         --------------------------            ---------------      ---------      ----------
Van Kampen Trust Company.....................                                             %
  2800 Post Oak Blvd.                                                                     %
  Houston, TX 77056                                                                       %
Merrill Lynch Pierce Fenner & Smith Inc......                                             %
For the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484


------------------------------------

     Van Kampen Trust Company acts as custodian for certain employee benefit plans and independent retirement accounts.

INVESTMENT OBJECTIVE AND POLICIES

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.


MUNICIPAL SECURITIES



     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities, and therefore the Fund may be invested primarily in longer term municipal securities. The Fund may, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes and when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation. Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract.



     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals. Investments by the Fund in variable rate demand notes may also be made in the form of participation interests in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. Participating interest in such notes provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participating variable rate demand note from the institution upon a specified number of days' notice, not to exceed seven days. The Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the note and issuing the repurchase commitment.



     The Fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.



     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.



     Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.



FUTURES CONTRACTS AND RELATED OPTIONS



     A futures contract is an agreement pursuant to which two parties agree to take and make delivery of security for a specified amount of cash at a future delivery date. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery on an amount of cash equal to a specified dollar amount times the differences between the index value at a specified time and the price at which the futures contract is originally struck. In an index futures contract, no physical delivery of the securities underlying the index is made.



     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) at a specified future time and at a specified price.



     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its custodian in an account in the broker's name an amount of cash or liquid securities equal to not more than 5% of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.



     For example, when a Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.



     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.



     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund with attendant transaction costs. Ordinarily commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of securities.



     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.



     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contact. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.



     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction judged over a very short time frame.



     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.



     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.



     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.



     The Fund will not enter into futures or options (except for closing transactions) for other than bona fide hedging purposes if immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the current fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In order to minimize leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian.



     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchase the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included in initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contract.



     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the level of the index or in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.



     Additional Risks of Futures Contracts and Related Options. Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.



     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or related options, the Fund could experience delays and/or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.



WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS



The Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described below. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.


     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities market-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation.

PORTFOLIO TURNOVER


     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights" in the Prospectus. A high portfolio turnover rate (100% or more) increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.


ILLIQUID SECURITIES


     The Fund may invest up to 10% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of
(i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:


      1. Purchase or hold securities of any issuer if any of the Fund's officers or trustees, or officers or directors of its investment adviser, who beneficially owns more than 1/2% of the securities of that issuer, together own beneficially more than 5% of the securities of such issuer;



      2. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of an initial or maintenance margin in connection with futures contracts or related option transactions is not considered the purchase of a security on margin;



      3. Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;



      4. Make loans of money or securities to other persons except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies;



      5. Invest in real estate or mortgage loans (but this shall not prevent the Fund from investing in municipal securities (as defined in the prospectus) or temporary investments (as defined in the prospectus) secured by real estate or interests therein); or in interests in oil, gas, or other mineral exploration or development programs; or in any security not payable in United States currency;



      6. Invest more than 10% of the value of its net assets in securities which are illiquid, including securities restricted as to disposition under the Securities Act of 1933 (except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (the "SEC") under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act) and including repurchase agreements maturing in more than 7 days;



      7. Invest in securities of any one issuer with a record of less than 3 years of continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies or municipal securities (except that in the case of industrial revenue bonds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid), if such investments by the Fund would exceed 5% of the value of its total assets (taken at market value), except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;



      8. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities;



      9. Invest in securities other than municipal securities (as defined in the Prospectus), temporary investments (as defined in the Prospectus) stand-by commitments, futures contracts described in the next paragraph and options on such contracts or securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;



     10. Purchase or sell commodities or commodity contracts except that the Fund may purchase, hold and sell listed futures contracts related to U.S. Government securities, municipal securities or to an index of municipal securities;



     11. Invest more than 5% of its total assets at market value at the time of purchase in the securities of any one issuer (other than obligations of the U.S. Government or any agency or instrumentality thereof) except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;



     12. Borrow money, except that the Fund may borrow from banks to meet redemptions or for other temporary or emergency purposes, with such borrowing not to exceed 5% of the total assets of the Fund at market value at the time of borrowing. Any such borrowing may be secured provided that not more than 10% of the total assets of the Fund at market value at the time of pledging may be used as security for such borrowings;



     13. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to municipal securities or governmental guarantees of municipal securities; and provided, further, that for the purpose of this limitation only, industrial development bonds that are considered to be issued by non-governmental users shall not be deemed to be municipal securities; and provided, further, that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act; or

     14. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover".



     Because of the nature of the securities in which the Fund may invest, the Fund may not invest in voting securities or invest for the purpose of exercising control or management. If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value will not constitute a violation of such restriction.



                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).



                                    TRUSTEES



                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to
1632 Morning Mountain Road                  August 1996, Chairman, Chief Executive
Raleigh, NC 27614                           Officer and President, MDT Corporation (now
Date of Birth: 07/14/32                     known as Getinge/Castle, Inc., a subsidiary
                                            of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services
                                            medical and scientific equipment.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Richard M. DeMartini*.....................  Chairman and Chief Executive Officer of
Two World Trade Center                      International Private Client Group a division
66th Floor                                  of Morgan Stanley Dean Witter & Co. Chairman
New York, NY 10048                          of Dean Witter Futures & Currency Management
Date of Birth: 10/12/52                     Inc. and Demeter Management Corporation.
                                            Director of Dean Witter Reynolds Inc.
                                            Chairman and Director of Dean Witter Capital
                                            Corporation. Chairman, Chief Executive
                                            Officer, President and a Director of Dean
                                            Witter Alliance Capital Corporation, Director
                                            of the National Healthcare Resources, Inc.,
                                            Morgan Stanley Dean Witter Distributors,
                                            Inc., Dean Witter Realty Inc., Dean Witter
                                            Reynolds Venture Equities Inc., DW Window
                                            Covering Holding, Inc., and is a member of
                                            the Morgan Stanley Dean Witter Management
                                            Committee. Prior to December of 1998, Mr.
                                            DeMartini was President and Chief Operating
                                            Officer of Morgan Stanley Dean Witter
                                            Individual Asset Management and a Director of
                                            Morgan Stanley Dean Witter Trust FSB.
                                            Formerly Vice Chairman of the Board of the
                                            National Association of Securities Dealers,
                                            Inc. and Chairman of the Board of the Nasdaq
                                            Stock Market, Inc. Trustee of the TCW/DW
                                            Funds, Director of the Morgan Stanley Dean
                                            Witter Funds and Trustee/Director of each of
                                            the funds in the Fund Complex.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an
Sears Tower                                 executive search firm. Prior to 1997,
233 South Wacker Drive                      Partner, Ray & Berndtson, Inc., an executive
Suite 7000                                  recruiting and management consulting firm.
Chicago, IL 60606                           Formerly, Executive Vice President of ABN
Date of Birth: 06/03/48                     AMRO, N.A., a Dutch bank holding company.
                                            Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the
                                            University of Chicago Hospitals Board, Vice
                                            Chair of the Board of The YMCA of
                                            Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago.
                                            Prior to 1996, Trustee of The International
                                            House Board. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund
11 DuPont Circle, N.W.                      of the United States. Formerly, advisor to
Washington, D.C. 20036                      the Dennis Trading Group Inc. Prior to 1992,
Date of Birth: 02/29/52                     President and Chief Executive Officer,
                                            Director and Member of the Investment
                                            Committee of the Joyce Foundation, a private
                                            foundation. Trustee/Director of each of the
                                            funds in the Fund Complex.
Jack E. Nelson............................  President, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company
Winter Park, FL 32789                       and registered investment adviser. President,
Date of Birth: 02/13/36                     Nelson Ivest Brokerage Services Inc., a
                                            member of the National Association of
                                            Securities Dealers, Inc. ("NASD") and
                                            Securities Investors Protection Corp.
                                            ("SIPC"). Trustee/Director of each of the
                                            funds in the Fund Complex.
Don G. Powell*............................  Currently a member of the board of governors
3 Wexford Court                             and executive committee for the Investment
Houston, TX 77024                           Company Institute, and a member of the Board
Date of Birth: 10/19/39                     of Trustees of the Houston Museum of Natural
                                            Science. Immediate past chairman of the
                                            Investment Company Institute. Prior to
                                            January 1999, Chairman and a Director of Van
                                            Kampen Investments, the Advisers, the
                                            Distributor and Investor Services and
                                            Director or officer of certain other
                                            subsidiaries of Van Kampen Investments. Prior
                                            to July of 1998, Director and Chairman of
                                            VK/AC Holding, Inc. Prior to November 1996,
                                            President, Chief Executive Officer and a
                                            Director of VK/AC Holding, Inc.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex and Trustee of other funds
                                            advised by the Advisers or Van Kampen
                                            Management Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The
One ServiceMaster Way                       ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of
Date of Birth: 07/08/44                     Illinois Tool Works, Inc., a manufacturing
                                            company and the Urban Shopping Centers Inc.,
                                            a retail mall management company. Trustee,
                                            University of Notre Dame. Prior to 1998,
                                            Director of Stone Smurfit Container Corp., a
                                            paper manufacturing company. Formerly,
                                            President, Chief Executive Officer and Chief
                                            Operating Officer of Waste Management, Inc.,
                                            an environmental services company.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean
155 Hickory Lane                            of the Graduate School, Stevens Institute of
Closter, NJ 07624                           Technology. Director, Dynalysis of Princeton,
Date of Birth: 08/02/24                     a firm engaged in engineering research.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive                       Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                           counsel to the funds in the Fund Complex, and
Date of Birth: 08/22/39                     other open-end and closed-end funds advised
                                            by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex, and Trustee/Managing General
                                            Partner of other open-end and closed-end
                                            funds advised by the Advisers or Van Kampen
                                            Management Inc.

Paul G. Yovovich..........................  Private investor. Prior to April 1996,
Sears Tower                                 President of Advance Ross Corporation.
233 South Wacker Drive                      Director of 3Com Corporation, APAC
Suite 9700                                  Teleservices, Inc., and COMARCO, Inc.
Chicago, IL 60606                           Trustee/Director of each of the Funds in the
Date of Birth: 10/29/53                     Fund Complex.


------------------------------------


* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their current or former positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS



     Messrs. McDonnell, Hegel, Nyberg, Sullivan, Wood, Dalmaso, Martin, Wetherell and Hill are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Dennis J. McDonnell..................  Executive Vice President and a Director of Van
Date of Birth: 05/20/42                Kampen Investments. President, Chief Operating
President                              Officer and a Director of the Advisers, Van
                                       Kampen Advisors Inc., and Van Kampen Management
                                       Inc. Prior to July of 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc.
                                       Prior to April of 1998, President and a Director
                                       of Van Kampen Merritt Equity Advisors Corp. Prior
                                       to April of 1997, Mr. McDonnell was a Director of
                                       Van Kampen Merritt Equity Holdings Corp. Prior to
                                       September of 1996, Mr. McDonnell was Chief
                                       Executive Officer and Director of MCM Group,
                                       Inc., McCarthy, Crisanti & Maffei, Inc. and
                                       Chairman and Director of MCM Asia Pacific
                                       Company, Limited and MCM (Europe) Limited. Prior
                                       to July of 1996, Mr. McDonnell was President,
                                       Chief Operating Officer and Trustee of VSM Inc.
                                       and VCJ Inc. President of each of the funds in
                                       the Fund Complex. President, Chairman of the
                                       Board and Trustee/Managing General Partner of
                                       other investment companies advised by the
                                       Advisers or their affiliates.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van
Date of Birth: 06/25/56                Kampen Management Inc. and Van Kampen Advisors
Vice President                         Inc. Prior to July of 1996, Mr. Hegel was a
                                       Director of VSM Inc. Prior to September of 1996,
                                       he was a Director of McCarthy, Crisanti & Maffei,
                                       Inc. Vice President of each of the funds in the
                                       Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

John L. Sullivan.....................  First Vice President of Van Kampen Investments
Date of Birth: 08/20/55                and the Advisers. Treasurer, Vice President and
Treasurer, Vice President and Chief    Chief Financial Officer of each of the funds in
Financial Officer                      the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice
Date of Birth: 08/04/46                President and Chief Accounting Officer of each of
Vice President and Chief Accounting    the funds in the Fund Complex and certain other
Officer                                investment companies advised by the Advisers or
                                       their affiliates.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Ronald A. Nyberg.....................  Executive Vice President, General Counsel,
Date of Birth: 07/29/53                Secretary and Director of Van Kampen Investments.
Vice President and Secretary           Mr. Nyberg is Executive Vice President, General
                                       Counsel, Assistant Secretary and a Director of
                                       the Advisers and the Distributor, Van Kampen
                                       Advisors Inc., Van Kampen Management Inc., Van
                                       Kampen Exchange Corp., American Capital
                                       Contractual Services, Inc. and Van Kampen Trust
                                       Company. Executive Vice President, General
                                       Counsel and Assistant Secretary of Investor
                                       Services and River View International Inc.
                                       Director or officer of certain other subsidiaries
                                       of Van Kampen Investments. Director of ICI Mutual
                                       Insurance Co., a provider of insurance to members
                                       of the Investment Company Institute. Prior to
                                       July of 1998, Director and Executive Vice
                                       President, General Counsel and Secretary of VK/AC
                                       Holding, Inc. Prior to April of 1998, Executive
                                       Vice President, General Counsel and Director of
                                       Van Kampen Merritt Equity Advisors Corp. Prior to
                                       April of 1997, he was Executive Vice President,
                                       General Counsel and a Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September
                                       of 1996, he was General Counsel of McCarthy,
                                       Crisanti & Maffei, Inc. Prior to July of 1996,
                                       Mr. Nyberg was Executive Vice President and
                                       General Counsel of VSM Inc. and Executive Vice
                                       President and General Counsel of VCJ Inc. Vice
                                       President and Secretary of each of the funds in
                                       the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

Paul R. Wolkenberg...................  Executive Vice President and Director of Van
Date of Birth: 11/10/44                Kampen Investments. Executive Vice President of
Vice President                         Asset Management and the Distributor. President
                                       and a Director of Investor Services. President
                                       and Chief Operating Officer of Van Kampen
                                       Recordkeeping Services Inc. Prior to July of
                                       1998, Director and Executive Vice President of
                                       VK/AC Holding, Inc. Vice President of each of the
                                       funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers or
                                       their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
Date of Birth: 01/11/56                Investments and Van Kampen Management Inc. Senior
Vice President                         Vice President and Chief Operating Officer of the
                                       Distributor. Vice President of each of the funds
                                       in the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Tanya M. Loden.......................  Vice President of Van Kampen Investments and the
Date of Birth: 11/19/59                Advisers. Controller of each of the funds in the
Controller                             Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Nicholas Dalmaso.....................  Associate General Counsel and Assistant Secretary
Date of Birth: 03/01/65                of Van Kampen Investments. Vice President,
Assistant Secretary                    Associate General Counsel and Assistant Secretary
                                       of the Advisers, the Distributor, Van Kampen
                                       Advisors Inc. and Van Kampen Management Inc.
                                       Assistant Secretary of each of the funds in the
                                       Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Scott E. Martin......................  Senior Vice President, Deputy General Counsel and
Date of Birth: 08/20/56                Assistant Secretary of Van Kampen Investments.
Assistant Secretary                    Senior Vice President, Deputy General Counsel and
                                       Secretary of the Advisers, the Distributor,
                                       Investor Services, American Capital Contractual
                                       Services, Inc., Van Kampen Management Inc., Van
                                       Kampen Exchange Corp., Van Kampen Advisors Inc.,
                                       Van Kampen Insurance Agency of Illinois Inc., Van
                                       Kampen System Inc. and Van Kampen Recordkeeping
                                       Services Inc. Prior to July of 1998, Senior Vice
                                       President, Deputy General Counsel and Assistant
                                       Secretary of VK/AC Holding, Inc. Prior to April
                                       of 1998, Van Kampen Merritt Equity Advisors Corp.
                                       Prior to April of 1997, Senior Vice President,
                                       Deputy General Counsel and Secretary of Van
                                       Kampen American Capital Services, Inc. and Van
                                       Kampen Merritt Holdings Corp. Prior to September
                                       of 1996, Mr. Martin was Deputy General Counsel
                                       and Secretary of McCarthy, Crisanti & Maffei,
                                       Inc., and prior to July of 1996, he was Senior
                                       Vice President, Deputy General Counsel and
                                       Secretary of VSM Inc. and VCJ Inc. Assistant
                                       Secretary of each of the funds in the Fund
                                       Complex and other investment companies advised by
                                       the Advisers or their affiliates.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Weston B. Wetherell..................  Vice President, Associate General Counsel and
Date of Birth: 06/15/56                Assistant Secretary of Van Kampen Investments,
Assistant Secretary                    the Advisers, the Distributor, Van Kampen
                                       Management Inc. and Van Kampen Advisors Inc.
                                       Prior to September of 1996, Mr. Wetherell was
                                       Assistant Secretary of McCarthy, Crisanti &
                                       Maffei, Inc. Assistant Secretary of each of the
                                       funds in the Fund Complex and other investment
                                       companies advised by the Advisers or their
                                       affiliates.

Steven M. Hill.......................  Vice President of Van Kampen Investments and the
Date of Birth: 10/16/64                Advisers. Assistant Treasurer of each of the
Assistant Treasurer                    funds in the Fund Complex and other investment
                                       companies advised by the Advisers or their
                                       affiliates.

Michael Robert Sullivan..............  Assistant Vice President of the Advisers.
Date of Birth: 03/30/33                Assistant Controller of each of the funds in the
Assistant Controller                   Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Van Kampen Series Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Van Kampen Series Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     Effective January 1, 1998, the trustees adopted a standardized compensation and benefits program for each fund in the Fund Complex. The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds was based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                         Fund Complex
                                                          -------------------------------------------
                                                                          Aggregate
                                                           Aggregate      Estimated
                                                          Pension or       Maximum          Total
                                            Aggregate     Retirement       Annual       Compensation
                            Year First    Compensation     Benefits     Benefits from      before
                           Appointed or      before       Accrued as      the Fund      Deferral from
                            Elected to    Deferral from     Part of         Upon            Fund
         Name(1)            the Board      the Fund(2)    Expenses(3)   Retirement(4)    Complex(5)
         -------           ------------   -------------   -----------   -------------   -------------
J. Miles Branagan              1991               $         $              $60,000        $
Linda Hutton Heagy             1995                                         60,000
R. Craig Kennedy               1995                                         60,000
Jack E. Nelson                 1995                                         60,000
Jerome L. Robinson(1)          1995                                         15,750
Phillip B. Rooney              1997                                         60,000
Dr. Fernando Sisto             1978                                         60,000
Wayne W. Whalen                1995                                         60,000
Paul G. Yovovich(1)            1998                                         60,000


------------------------------------


(1) Mr. Robinson retired from the Board of Trustees on December 31, 1997. Mr. Yovovich joined the Board of Trustees on October 22, 1998. Trustees not eligible for compensation are not included in the compensation table.

(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal year ended November 30, 1998. The following trustees deferred compensation from the Fund during the fiscal
    year ended November 30, 1998: Mr. Branagan, $     ; Ms. Heagy, $     ; Mr.
    Kennedy, $     ; Mr. Nelson, $     ; Mr. Robinson, $     ; Mr. Rooney,
    $     ; Dr. Sisto, $     ; and Mr. Whalen, $     . Amounts deferred are
    retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the
    Fund as of November 30, 1998 is as follows: Mr. Branagan, $     ; Dr.
    Caruso, $     ; Mr. Gaughan, $     ; Ms. Heagy, $     ; Mr. Kennedy, $     ;
    Mr. Miller, $     ; Mr. Nelson, $     ; Mr. Rees, $     ; Mr. Robinson,
    $     ; Mr. Rooney, $     ; Dr. Sisto, $     ; Mr. Vernon, $     ; and Mr.
    Whalen, $     . The deferred compensation plan is described above the
    Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for each of the trustees for the Funds' respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.


(4) For Mr. Robinson, this is the sum of the actual annual benefits payable by the operating investment companies in the Fund Complex as of the date of his retirement for each year of the 10-year period since his retirement. For the remaining trustees, this is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table.


(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total
Compensation of $        during the calendar year ended December 31, 1998.



     As of March   , 1999, the trustees and officers of the Fund as a group
owned less than 1% of the shares of the Fund.


INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes the services of the Fund's President and such other executive and clerical personnel as are necessary to prepare the various reports and statements and conduct the Fund's day-to-day operations. The Fund, however, bears the cost of its accounting services, which include maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser or its affiliates. A portion of these amounts is paid to the Adviser or its affiliates in reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Fund. The Fund also pays distribution fees, service fees, custodian fees, legal and auditing fees, the costs of reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations.



     Under the Advisory Agreement, the Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a monthly fee payable computed based upon an annual rate applied to the average daily net assets of the Fund as follows: 0.60% on the first $300 million of average net assets; 0.55% on the next $300 million of average net assets; and 0.50% on the average net assets over $600 million.



     The Adviser has entered into a subadvisory agreement (the "Subadvisory Agreement") with Van Kampen Advisors, Inc. (the "Subadviser") to assist it in performing its investment advisory function with respect to the Fund. Under the Subadvisory Agreement, the Subadviser receives a fee from the Adviser payable monthly computed on average daily net assets of the Fund at an annual rate of 0.40% of the first $20 million of average daily net assets, 0.25% of the next $30 million of average daily net assets and 0.15% of the excess over $50 million.



     The Fund's average net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of Van Kampen

Investments, in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.



     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed 0.95% of the average daily net assets the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement,
(4) payments made by the Fund pursuant to the distribution plans and (5) insurance premiums paid by the Fund to insure the timely payment of principal and interest on its portfolio obligations.


     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal years ended November 30, 1998, 1997 and 1996, the Adviser
received $          , $5,726,536 and $4,740,392, respectively, in advisory fees
from the Fund after fee waivers of $          , $1,500 and $17,000,
respectively, in subadvisory fees from the Fund. For such periods the Fund paid
$          , $240,529 and $208,513, respectively, for accounting services.



DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.



                                                                 Total            Amounts
                                                              Underwriting      Retained by
                                                              Commissions       Distributor
                                                              ------------      -----------
Fiscal Year Ended November 30, 1998.....................
Fiscal Year Ended November 30, 1997.....................        5,273,143          659,053
Fiscal Year Ended November 30, 1996.....................        5,191,191           87,095


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE


                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $100,000..........................       4.75%           4.99%              4.25%
$100,000 but less than $250,000.............       3.75%           3.90%              3.25%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on redemptions made within one year of the purchase. A commission or transaction fee will certain be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed based on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the prospectus or (ii) the amount of the Distributor's actual expenses incurred less any deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share of Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of
November 30, 1998, there were $           and $          of unreimbursed
distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing % and % of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plan were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through deferred sales charge.



     For the fiscal year ended November 30, 1998, the Fund's aggregate expenses
under the Plans for Class A Shares were $          or     % of the Class A
Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Plans. For the fiscal year ended November 30, 1998, the Fund's aggregate expenses under the Class B Plan were $
or      % of the Class B Shares' average daily net assets.

Such expenses were paid to reimburse the Distributor for the following payments:
$          for commissions and transaction fees paid to financial intermediaries
in respect of sales of Class B Shares of the Fund and $          for fees paid
to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended November 30, 1998, the Fund's aggregate
expenses under the Plans for Class C Shares were $          or      % of the
Class C Shares' average net assets. Such expenses were paid to reimburse the
Distributor for the following payments; $          for commissions and
transaction fees paid to financial intermediaries in respect of sales of Class C
Shares of the Fund and $       for fees paid to financial intermediaries for
servicing Class C shareholders and administering the Class C Plan.



     [The Distributor has entered into agreements with (i) The Prudential Insurance Company of America ("Prudential") under which the Fund shall be offered pursuant to the PruArray Programs; (ii) Smith Barney Inc. ("Smith Barney") under which the Fund shall be offered pursuant to the MultiChoice Program; and (iii) Merrill Lynch ("Merrill") under which the Fund shall be offered pursuant to the Merrill Program. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance programs should contact Prudential, Smith Barney or Merrill for further information concerning the PruArray, MultiChoice and Merrill Programs including, but not limited to, minimum size and operational requirements.]


TRANSFER AGENT


     The Fund's transfer agent is Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. During the fiscal years ending November 30,
1998, 1997 and 1996, Investor Services received fees aggregating $          ,
$643,878 and $728,605, respectively for these services. Prior to 1998, these services were provided at cost plus a profit. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Trustees of the Fund.


     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:

Commissions Paid:


                                                             Affiliated Brokers
                                                           ----------------------
                                                  All      Morgan        Dean
                                                Brokers    Stanley      Witter
                                                -------    -------      ------
Commissions paid:
Fiscal year ended November 30, 1998.........    $
Fiscal year ended November 30, 1997.........    $6,200       $--          $--
Fiscal year ended November 30, 1996.........    $    0      N/A          N/A
Fiscal year 1998 Percentages:
  Commissions with affiliate to total
     commissions............................
  Value of brokerage transactions with
     affiliate to total transactions........


SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions.

Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Investor Services, PO Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE("ACH") DEPOSITS

     Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

DIVIDEND DIVERSIFICATION

     A shareholder may, upon written request or by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN

     Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund.

     Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

REDEMPTION OF SHARES

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.

CONTINGENT DEFERRED SALES CHARGE-CLASS A ("CDSC-CLASS A")

     For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC-CLASS B AND C")

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge. The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The charge will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC-Class B and C will be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

TAXATION


     Federal Income Taxation. The Trust and its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.



     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.



     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.



     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.



     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.



     Distributions. The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of municipal securities.



     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.



     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.



     Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.



     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.



     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.



     While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of the Fund's net investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt interest dividends during the year is not deductible for federal income tax purposes. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.



     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.



     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.



     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.



     Sale of Shares. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



     Capital Gains Rates. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. A special 28% tax rate may apply to a portion of the capital gain dividend paid by the Fund with respect to its taxable year ended November 30, 1998. The maximum long-term capital gains rate for corporations is 35%.



     Backup Withholding. The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if
(i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.



     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.



     General. The federal, income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.



FUND PERFORMANCE



     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.



     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.



     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.



     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.



     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.



     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.



     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.



     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.



     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Class A Shares total return figures include the maximum sales charge; Class B Shares and Class C Shares total return figures include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.



     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.



     From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the internet.



     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.



     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or other-wise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors of different stages in their lives; (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.



     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the

Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.



     The Fund's Annual Report and Semi-Annual Report contain additional performance information. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the back cover of the Prospectus.



CLASS A SHARES



     The average annualized total return, including payment of the sales charge, with respect to the Class A Shares for (i) the one year period ended November
30, 1998 was      %, (ii) the five year period ended November 30, 1998 was
     %.



     The Fund's yield with respect to the Class A Shares for the 30 day period ending November 30, 1998 (calculated in the manner described in the Prospectus
under the heading "Fund Performance") was      %. The Fund's current
distribution rate with respect to the Class A Shares for the month ending November 30, 1998 (calculated in the manner described in the Prospectus under
the heading "Fund Performance") was      %. The Fund's taxable equivalent
distribution rate with respect to the Class A Shares for the month ending
November 30, 1998 was      %.



     The Class A Shares cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to November 30, 1998 (as calculated in the manner described in the
Prospectus under the heading "Fund Performance") was      %.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception
to November 30, 1998 was      %.



CLASS B SHARES



     The average annualized total return, including payment of the CDSC, with respect to the Class B Shares for (i) the one year period ended November 30,
1998 was      % and (ii) the approximately six year, four month period of July
20, 1992 (commencement of investment operations of the Fund) through November
30, 1998 was      %.



     The Fund's yield with respect to the Class B Shares for the 30 day period ending November 30, 1998 (calculated in the manner described in the Prospectus
under the heading "Fund Performance") was      %. The Fund's current
distribution rate with respect to the Class B Shares for the month ending November 30, 1998 (calculated in the manner described in the Prospectus under
the heading "Fund Performance") was      %. The Fund's taxable equivalent
distribution rate with respect to the Class B Shares for the month ending
November 30, 1998 was      %.



     The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class B Shares from its inception to November 30, 1998 (as calculated in the manner described in the Prospectus under the heading
"Fund Performance") was      %.

     The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class B Shares from its inception to November 30,
1998 was      %.



CLASS C SHARES



     The average annualized total return, including payment of the CDSC, with respect to the Class C Shares for (i) the one year period ended November 30,
1998 was      % and (ii) the approximately five year, one month period from
December 10, 1993 (the commencement of investment operations of the Fund)
through November 30, 1998 was      %.



     The Fund's yield with respect to the Class C Shares for the 30 day period ending November 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 3.53%. The Fund's current distribution rate with respect to the Class C Shares for the month ending November 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund
Performance") was      %. The Fund's taxable equivalent distribution rate with
respect to the Class C Shares for the month ending November 30, 1998 was      %.



     The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class C Shares from its inception to November 30, 1998 (as calculated in the manner described in the Prospectus under the heading
"Fund Performance") was      %.



     The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class C Shares from its inception to November 30,
1998 was      %.



OTHER INFORMATION


     CUSTODY OF ASSETS

     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

     SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.


     INDEPENDENT ACCOUNTANTS


     PricewaterhouseCoopers LLP, 200 East Randolph Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

     LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                           PART C. OTHER INFORMATION


ITEM 23. EXHIBITS.





    (a)(1)  --   First Amended and Restated Agreement and Declaration of
                 Trust(2)
       (2)  --   Certificate of Amendment(2)
       (3)  --   Second Certificate of Amendment+
       (4)  --   Amended and Restated Certificate of Designation(4)
       (5)  --   Second Amended and Restated Certificate of Designation+
       (b)  --   Amended and Restated Bylaws(2)
    (c)(1)  --   Specimen Class A Share Certificate(4)
       (2)  --   Specimen Class B Share Certificate(4)
       (3)  --   Specimen Class C Share Certificate(4)
    (d)(1)  --   Investment Advisory Agreement(4)
       (2)  --   Subadvisory Agreement(4)
    (e)(1)  --   Distribution and Service Agreement(4)
       (2)  --   Form of Dealer Agreement(3)
       (3)  --   Form of Broker Fully Disclosed Selling Agreement(3)
       (4)  --   Form of Bank Fully Disclosed Selling Agreement(3)
       (f)  --   Not applicable
    (g)(1)  --   Custodian Contract(4)
       (2)  --   Transfer Agency and Service Agreement(4)
    (h)(1)  --   Data Access Services Agreement(3)
       (2)  --   Fund Accounting Agreement(4)
       (i)  --   Opinion of Counsel and Consent of Skadden, Arps, Slate,
                 Meagher & Flom (Illinois)(3)
       (j)  --   Consent of PricewaterhouseCoopers LLP++
       (k)  --   Computation of Performance Quotations+
       (l)  --   Investment Letter(1)
    (m)(1)  --   Plan of Distribution Pursuant to Rule 12b-1(3)
       (2)  --   Form of Shareholder Assistance Agreement(3)
       (3)  --   Form of Administrative Services Agreement(3)
       (4)  --   Service Plan(3)
       (n)  --   Financial Data Schedules+
       (o)  --   Amended Multi-Class Plan(3)
       (p)  --   Power of Attorney+
    (z)(1)  --   List of certain investment companies in response to Item
                 27(a)+
       (2)  --   List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)+


---------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, File No. 2-96030, filed December 6, 1985.

(2) Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A, File No. 2-96030, filed March 29, 1996.

(3) Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, File No. 2-96030, filed March 28, 1997.


(4) Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A, File No. 2-96030, filed March 30, 1998.


 +  Filed herewith.


++  To be filed by further amendment.



ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     See the Statement of Additional Information.

ITEM 25. INDEMNIFICATION.



     Reference is made to Article 8, Section 8.4 of the Registrant's First Amended and Restated Agreement and Declaration of Trust.


     Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.



     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Asset Management Inc. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.



     (a) The sole principal underwriter is Van Kampen Funds Inc. (the "Distributor"); which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1).



     (b) Van Kampen Funds Inc. which is an affiliated person of an affiliated person of Registrant, is the sole principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of the directors and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.


     (c) Not applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.



     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, Van Kampen Investor Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.



ITEM 29. MANAGEMENT SERVICES.


     Not applicable.


ITEM 30. UNDERTAKINGS.


     Registrant hereby undertakes to furnish to each person to whom a Prospectus is delivered a copy of the Registrants's latest annual report to shareholders, upon request and without charge.

     Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VAN KAMPEN TAX-EXEMPT TRUST, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Oakbrook Terrace and State of Illinois, on the 29th day of January, 1999.



                                          VAN KAMPEN TAX-EXEMPT TRUST



                                          By:    /s/ DENNIS J. MCDONNELL


                                            ------------------------------------

                                               Dennis J. McDonnell, President



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on January 29, 1999 by the following persons in the capacities indicated:



                     SIGNATURES                                                TITLE
                     ----------                                                -----
Principal Executive Officer:

               /s/ DENNIS J. MCDONNELL                      President
-----------------------------------------------------
                 Dennis J. McDonnell

Principal Financial Officer:

                /s/ JOHN L. SULLIVAN*                       Vice President, Treasurer and Chief
-----------------------------------------------------       Financial Officer
                  John L. Sullivan

Trustees:

               /s/ J. MILES BRANAGAN*                       Trustee
-----------------------------------------------------
                  J. Miles Branagan

              /s/ RICHARD M. DEMARTINI*                     Trustee
-----------------------------------------------------
                Richard M. DeMartini

                 /s/ LINDA H. HEAGY*                        Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                       Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/ JACK E. NELSON*                        Trustee
-----------------------------------------------------
                   Jack E. Nelson

                  /s/ DON G. POWELL                         Trustee
-----------------------------------------------------
                    Don G. Powell

               /s/ PHILLIP B. ROONEY*                       Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                 /s/ FERNANDO SISTO*                        Trustee
-----------------------------------------------------
                   Fernando Sisto

                     SIGNATURES                                                TITLE
                     ----------                                                -----
                /s/ WAYNE W. WHALEN*                        Trustee
-----------------------------------------------------
                   Wayne W. Whalen

                /s/ PAUL G. YOVOVICH*                       Trustee
-----------------------------------------------------
                  Paul G. Yovovich

* Signed by Dennis J. McDonnell pursuant to a power of attorney filed herewith.

/s/ DENNIS J. MCDONNELL                                     January 29, 1999
-----------------------------------------------------
                 Dennis J. McDonnell
                  Attorney-in-Fact

      SCHEDULE OF EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 20 TO FORM N-1A

             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION

                              ON JANUARY 29, 1999



EXHIBIT
NUMBER                                 EXHIBIT
-------                                -------
 (a)(3)      -- Second Certificate of Amendment
 (a)(5)      -- Second Amended and Restated Certificate of Designation
    (k)      -- Computation of Performance Quotations
    (n)      -- Financial Data Schedules
    (p)      -- Power of Attorney
 (z)(1)      -- List of certain investment companies in response to Item
             27(a)
 (z)(2)      -- List of officers and directors of Van Kampen Funds Inc.
                in response to Item 27(b)